UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2015 (February 20, 2015)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

A special meeting of stockholders (the “Special Meeting”) of Windstream Holdings, Inc. (the “Company”) was held as a completely virtual meeting on Friday, February 20, 2015 at 10:00 a.m. (Central time). At the Special Meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on January 9, 2015. The voting results for each of the proposals are as follows.

1.  The stockholders voted upon and approved an amendment to the amended and restated certificate of incorporation of the Company (i) to effect a reclassification (reverse stock split) of the Company’s common stock, whereby each outstanding 6 shares of common stock would be combined into and become 1 share of common stock and (ii) to decrease the number of authorized shares of the Company’s common stock proportionately from 1,000,000,000 shares to 166,666,667 shares and to decrease the number of authorized shares of the Company’s preferred stock proportionately from 200,000,000 shares to 33,333,333 shares, with the following vote results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Votes For as a % of Outstanding
402,753,083	20,876,632	2,669,635	0	66.80%
For the amendment to pass, the affirmative vote of a majority of the Company’s outstanding shares was required.

2.  The stockholders voted upon and approved an amendment to the amended and restated certificate of incorporation of the Company’s wholly-owned subsidiary, Windstream Corporation, to remove a provision therein that requires a vote of the stockholders of the Company in order for Windstream Corporation to take certain actions, with the following vote results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Votes For as a % of Outstanding
396,729,790	21,759,414	7,810,146	0	65.80%
For the amendment to pass, the affirmative vote of a majority of the Company’s outstanding shares was required.

3. The stockholders voted upon and approved a proposal to authorize the chairman of the Special Meeting to adjourn the Special Meeting if necessary or appropriate in the discretion of the chairman to obtain a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve either of the first two proposals, with the following vote results:

Votes For	Votes Against	Votes For as a % of Votes Cast
384,089,428	38,630,224	90.86%

3,579,698 shares abstained from voting on this proposal. However, approval of this item required a majority of votes cast, and these abstentions, while counted for quorum purposes, had no effect on the outcome of this proposal because they are not considered votes cast under this voting standard.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel
Date: February 25, 2015